UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2008

IAC/InterActiveCorp

 (Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.                                          Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 13, 2008, IAC/InterActiveCorp (“IAC”) sent a notice to its directors and executive officers informing them of a blackout period with respect to IAC’s 401(k) plan (the “Plan”) that was expected to last only three (3) consecutive business days, beginning at the close of business on August 19, 2008 and ending on the morning of August 25, 2008.  Due to unforeseeable events, it is currently anticipated that trades involving IAC stock in the Plan will be suspended until Wednesday, August 27, 2008.  Accordingly, on August 25, 2008, IAC sent an update notice to its directors and executive officers informing them that the blackout period with respect to the Plan is currently expected to extend until Wednesday, August 27, 2008.  Until such time, IAC’s directors and executive officers will be subject to blackout restrictions with respect to transactions in IAC common stock and related equity securities.  This blackout period has been implemented in connection with IAC’s spin-offs of HSN, Inc., Interval Leisure Group, Inc, Ticketmaster, and Tree.com, Inc. (the “Spin-offs”) and a reverse stock split of IAC common stock, all of which were completed on Wednesday, August 20, 2008.  In order to administer the Spin-offs and the reverse stock split, access to IAC common stock held in accounts under the Plan must be suspended for the blackout period, during which time participants in the Plan will be unable to engage in certain transactions involving IAC common stock held in their Plan accounts, including exchange, distribution and loan transactions.

A copy of the initial blackout notice to IAC’s directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  A copy of the second blackout notice to IAC’s directors and executive officers is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  During the blackout period and for a period of two years after the ending date of the blackout period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting David Birnbaum, at IAC/InterActiveCorp, 555 West 18th Street, New York, NY, or at (212) 314-7244, to whom all inquiries regarding the blackout period should be directed.

ITEM 9.01.                                 Financial Statements and Exhibits.

(d)

Exhibits to this Form 8-K

Exhibit No.	Description
99.1	First Notice Concerning Limitations on Trading in IAC/InterActiveCorp Common Stock
99.2	Second Notice Concerning Limitations on Trading in IAC/InterActiveCorp Common Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

/s/ Gregory R. Blatt
Date: August 25, 2008	Name: Gregory R. Blatt
Title: EVP & General Counsel

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description
99.1	First Notice Concerning Limitations on Trading in IAC/InterActiveCorp Common Stock
99.2	Second Notice Concerning Limitations on Trading in IAC/InterActiveCorp Common Stock